                                                    AMERICAN STOCK
TUXIS CORPORATION                                   EXCHANGE SYMBOL: TUX
------------------------------------------------------------------------
11 HANOVER SQUARE, NEW YORK, NY 10005
WWW.TUXIS.COM

                                                               January 26, 2000
Fellow Shareholders:

     We are pleased to submit this Report for the year ended December 31, 1999, and to welcome our new shareholders who have made their investment since our last Report.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide an attractive level of long term total return on an after tax basis, consisting of a combination of current income and capital appreciation. In seeking to achieve this objective, the Fund's investment policy is normally to invest at least 50% of its assets in municipal securities and the balance primarily in securities of selected growth companies and tax advantaged investments. The investment objective and policy are non-fundamental and may be changed by the Board of Directors without shareholder approval.

                               REVIEW AND OUTLOOK

     Interest rates rose during the second half of 1999, causing prices of most tax-exempt securities to decline. Yields on 30 year AAA rated general municipal obligations rose from 5.24% at the end of June to 5.86% at the end of December. For the year, the Lehman Brothers Municipal Bond Index fell with a negative total return of -2.06%, and the average of closed end national long term municipal bond funds declined, providing a negative total return of -6.18%, according to Morningstar. In contrast, we are pleased to report that the Fund's total return on a net asset value basis for the year was a positive +4.01%, in large part attributable to the Fund's equity investments.

     Several factors explain the underperformance by municipal bonds in 1999. Even though new supply in 1999 was less than in recent years, demand was reduced, as investors probably increased allocations to other asset classes, such as equities, and reduced their exposure to debt in general in anticipation of higher interest rates to come. Thirty year AAA general municipal obligations began 1999 yielding as much as 95% of 30 year Treasury bonds, as Government securities prices rose during the crisis in several emerging countries and financial markets. Although by August tax exempt debt yielded as little as 87% of Treasury bonds, reallocation by institutions that had participated in the rebound of municipal bond prices drove the percentage back to 94% by early November.

     The Fed Funds rate also rose decisively during the second half of the year. The Federal Reserve Open Market Committee raised this benchmark level by 0.25% at both its August and November meetings, bringing the total increase for 1999 to 0.75%, with Fed Funds ending the century at 5.50%. While the Fed left the rate unchanged at its most recent meeting in December, the language of its announcement suggests that concerns over the economy's growth could lead to further rate increases: "Based on the available evidence . . . the Committee remains concerned with the possibility that over time increases in demand will continue to exceed the growth in potential supply, even after . . . the remarkable rise in productivity growth." Our own opinions regarding the future course of interest rates are discussed below.

     During the second half of the year, the domestic economy performed exceedingly well with real GDP growing at an annualized rate of 5.7% in the third quarter and 5.8% in the fourth quarter. The unemployment rate declined to as low as 4.1% and new jobs were created at an average rate of 274,000 per month in the fourth quarter, the fastest pace seen last year. We would not be surprised to see the unemployment rate decline to below 4% in 2000. Yet, average wage growth, which is thought to be a prime catalyst for an inflationary spiral, remains contained at a moderate 3.7%. With the level of employment high, personal income grew at close to 5.9% last year. However, personal consumption rose by around 6.8% as consumer credit grew by over 6.5% over the year and the savings rate declined.

     Inflation seems to have been kept in check during 1999. Producer and consumer prices rose 3.1% and 2.6% year-over-year in November, while the "core" producer and consumer prices, which excludes volatile food and energy prices, rose just 1.8% and 2.1%. We note, however, that commodity prices rose sharply in the third quarter, and that manufacturers report higher prices in the monthly purchasing managers survey. Import prices, which were important in reducing inflationary pressures last year, have also risen sharply. Further, as Asian economies recover and the recession in Latin America subsides, the potential for a synchronized global economic expansion could create inflationary demand. Even large increases in home prices have contributed to the wealth effect, increasing inflationary consumer demand. We don't doubt that the ingredients for inflation are in place, and expect that interest rates will continue to rise as a result.

     During this period of rising interest rates, the Fund has adopted a strategy of decreasing the average maturity and duration of the municipal securities it holds in its portfolio to reduce the impact of declining bond prices on total return. For the equity portion of the Fund's portfolio, the investment strategy in 1999 reflected our core belief that the biggest driver of stock market gains would be the strength of the U.S. economy and, globally, the technology and telecommunications sectors. Accordingly, the Fund focused on leading companies in these sectors. The Fund also benefitted by its investments in growth-oriented internet and asset management businesses. To enhance its returns, the Fund employed leverage. On November 22, 1999, the Board of Directors of the Fund approved the elimination of the Fund's non-fundamental investment restriction to purchase or sell options, futures contracts, including those related to indices, and options on futures contracts and indices. Looking ahead, while post-Y2K increases in spending will probably jump-start growth in the business technology area, we expect advertising, retailing and even some kinds of basic manufacturing will benefit from the strength in the U.S. and many foreign economies. As with last year, the Fund expects to focus on globally-recognized industry leaders.

                   10% DIVIDEND DISTRIBUTION POLICY CONTINUED

The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1998 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the twelve months ended December 31, 1999, actual distributions were 10.50% of average net assets with approximately 24.91% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an appealing investment for portfolios seeking an attractive level of long term total return on an after tax basis, consisting of a combination of current income and capital appreciation.

                          REINVESTMENT PLAN ATTRACTIVE

     The Fund's current net asset value per share is $14.89. With a recent closing on the American Stock Exchange of $11.91 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you.

     We appreciate your support and look forward to continuing to serve your investment needs.


                               Sincerely,

    /s/ Thomas B. Winmill                    /s/ Steven A. Landis
    Thomas B. Winmill                        Steven A. Landis
    President                                Senior Vice President
                                             Portfolio Manager

                               TUXIS CORPORATION
             SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1999


  PRINCIPLE                                                                    S & P        MARKET
    AMOUNT                                                                    RATING        VALUE
   --------                                                                   ------        ------
           MUNICIPAL BONDS (61.76%)
           ALABAMA (1.78%)
 $250,000  Alabama Special Care Facilities Revenue Bonds, 5.00%,
           due 11/1/25.....................................................    Aa2*    $    214,587
                                                                                       ------------
           ARIZONA (4.43%)
  500,000  Phoenix General Obligation Bonds, Series A,
           6.25%, due 7/1/16...............................................    AA+          533,310
                                                                                       ------------
           GEORGIA (4.02%)
  400,000  Georgia State Municipal Electric Authority Power Revenue
           Bonds, 8.25%, due 1/1/11........................................    A            483,612
                                                                                       ------------
           HAWAII (7.88%)
  500,000  Hawaii County General Obligation Bonds, Series A, 5.60%,
           due 5/1/13......................................................    AAA          504,405
  400,000  Honolulu City & County General Obligation Bonds, Series A,
           8.75%, due 1/1/03...............................................    AA           444,272
                                                                                       ------------
                                                                                            948,677
                                                                                       ------------
           ILLINOIS (8.80%)
  500,000  Chicago, Illinois General Obligation Bonds, Series A,
           5.125%, due 1/1/25..............................................    AAA          429,660
  250,000  Illinois Health Facilities Revenue Bonds, Series A, 5.00%,
           due 7/1/24......................................................    AAA          216,023
  125,000  Illinois Health Facilities Revenue Bonds, 5.25%, due 8/1/17.....    AAA          113,318
  300,000  Illinois Health Facilities Revenue Bonds, 5.65%, due 7/1/28.....    AAA          300,000
                                                                                       ------------
                                                                                          1,059,001
                                                                                       ------------
           LOUISIANA (2.77%)
  325,000  Louisiana Public Facilities Authority Revenue Bonds, Series A,
           6.50%, due 3/1/02...............................................    Aaa*         334,038
                                                                                       ------------
           MASSACHUSETTS (6.55%)
  300,000  Cambridge, Massachusetts General Obligation Bonds, 4.50%,
           due 2/1/17......................................................    AAA          251,313
  500,000  Massachusetts State Municipal Wholesale Electric Company Power
           Supply Systems Revenue Bonds, 5.00%, due 7/1/17.................    AAA          444,545
  110,000  Massachusetts State Water Resource Revenue Bonds,
           5.00%, due 12/1/25..............................................    AAA           92,397
                                                                                       ------------
                                                                                            788,255
                                                                                       ------------
           MISSISSIPPI (4.10%)
  500,000  Mississippi State General Obligation Bonds, 5.10%,
           due 11/15/11....................................................    AA           492,925
                                                                                       ------------

                 See accompanying notes to financial statements.


 PRINCIPLE                                                                  S & P         MARKET
   AMOUNT                                                                   RATING        VALUE
 --------                                                                   ------        ------
           NEW JERSEY (2.93%)
 $155,000  Hoboken, New Jersey General Obligation Bonds, 4.75%,
           due 8/1/11......................................................    AAA         $145,827
  200,000  Southern Regional High School District General Obligation Bonds,
           5.50%, due 9/1/ 07..............................................    AAA          206,418
                                                                                       ------------
                                                                                            352,245
                                                                                       ------------
           NEW YORK (5.50%)
  250,000  New York General Obligation Bonds, Series H, 6.00%, due 8/1/13..    A-           254,818
   40,000  City of New York General Obligation Bonds, Series D,
           7.50%, due 2/1/16...............................................    A-            42,792
  365,000  New York State Housing Finance Agency Revenue Bonds, Series A,
           5.65%, due 11/1/28..............................................    AAA          365,000
                                                                                       ------------
                                                                                            662,610
                                                                                       ------------
           OHIO (4.98%)
  600,000  Lorain County Hospital Revenue Bonds, 5.65%, due 12/1/27........    AA-          600,000
                                                                                       ------------
           SOUTH CAROLINA (1.66%)
  250,000  Piedmont Municipal Power Agency Revenue Bonds, Series A,
           4.75%, due 1/1/25...............................................    AAA          199,285
                                                                                       ------------
           TEXAS (1.66%)
  200,000  Southwest Higher Education Authority Revenue Bonds, 5.65%,
           due 10/1/29.....................................................    AAA          200,000
                                                                                       ------------
           WISCONSIN (4.70%)
  500,000  Wisconsin Clean Water Revenue Bonds, Series 1,
           6.875%, due 6/1/11..............................................    AA+          565,635
                                                                                       ------------
             Total Municipal Bonds (cost: $7,560,675)......................               7,434,180
                                                                                       ------------


  SHARES
  --------
           COMMON STOCKS (35.42%)
           COMMUNICATIONS EQUIPMENT (9.52%)
    5,200  Motorola, Inc...................................................                 765,700
    2,000  Nokia Corp. ADR.................................................                 380,000
                                                                                       ------------
                                                                                          1,145,700
                                                                                       ------------
           COMPUTER COMMUNICATIONS EQUIPMENT (5.37%)
    3,100  Cisco Systems, Inc. (1).........................................                 332,088
    4,200  Lucent Technologies Inc.........................................                 314.213
                                                                                       ------------
                                                                                            646,301
                                                                                       ------------
           ELECTRONIC COMPUTERS (2.45%)
    3,800  Sun Microsystems, Inc. (1)......................................                 294,262
                                                                                       ------------


                See accompanying notes to financial statements.
                                       5

                                                                                        MARKET
  SHARES                                                                                VALUE
 --------                                                                              -----------
           RAILROAD, LINE-HAUL OPERATING (3.84%)
    6,200  Kansas City Southern Industries, Inc............................            $  462,675
                                                                                       ----------
           SEMICONDUCTORS & RELATED DEVICES (2.53%)
    3,700  Intel Corp......................................................               304,556
                                                                                       ----------
           SERVICES-DIRECT MAIL ADVERTISING SERVICES (4.60%)
    2,000  CMGI Inc. (1)...................................................               553,750
                                                                                       ----------
           TELEPHONE COMMUNICATION (2.67%)
    2,500  China Telecom (Hong Kong) Limited ADR (1).......................              321,406
                                                                                       ----------
           WHOLESALE-COMPUTER & PERIPHERAL EQUIPMENT & SOFTWARE (4.44%)
    3,300  Safeguard Scientifics, Inc. (1).................................               534,806
                                                                                       ----------
                 Total Common Stocks (cost: $3,019,738)....................             4,263,456
                                                                                       ----------

        PRINCIPAL
          AMOUNT
         --------
           SHORT TERM  INVESTMENTS (2.82%)
 $338,877  State Street Bank & Trust Repurchase Agreement, 2.50%,
           December 31, 1999, due January 3, 2000 (collateralized by
           $355,000 U.S. Treasury Bonds, 6.375%, 8/15/27, market
           value: $350,119)(proceeds at maturity: $338,948)................               338,877
                                                                                       ----------
                 Total Short Term Investments (cost: $338,877).............               338,877
                                                                                       ----------
                        TOTAL INVESTMENTS (COST: $10,919,290) (100.0%).....           $12,036,513
                                                                                      ===========

*       Moody's rating.
(1)     Indicates non-income producing security.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS:
        Investments at market value
                (cost: $10,919,290) (note 1) ................       $12,036,513
        Receivables:
                Interest ....................................           136,271
                Dividends ...................................             2,612
        Other assets ........................................             2,981
                                                                    -----------
                        Total assets ........................        12,178,377
                                                                    -----------
LIABILITIES:
        Accrued expenses ....................................            30,866
        Accrued management fees .............................             5,992
                                                                    -----------
                Total liabilities ...........................            36,858
                                                                    -----------
NET ASSETS: (applicable to 799,151
        outstanding shares: 1,000,000,000
        shares of $.01 par value authorized) ................       $12,141,519
                                                                    ===========
NET ASSET VALUE PER SHARE
        ($12,141,519 / 799,151 shares
        outstanding) ........................................            $15.19
                                                                         ======
At December 31, 1999, net assets consisted of:
        Paid-in capital .....................................       $11,211,072
        Net unrealized appreciation
                on investments ..............................         1,117,223
        Accumulated net realized loss
                on investments ..............................          (186,776)
                                                                    -----------
                                                                    $12,141,519
                                                                    ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

INVESTMENT INCOME:
        Interest ............................................          $458,983
        Dividends (net of foreign taxes of $810) ............            57,299
                                                                       --------
                Total investment income .....................           516,282
                                                                       --------

EXPENSES:
        Investment management (note 3) ......................            70,569
        Directors ...........................................            31,516
        Transfer agent ......................................            29,336
        Custodian ...........................................            25,732
        Professional (note 3) ...............................            23,650
        Interest (note 5) ...................................            13,935
        Registration (note 3) ...............................            10,494
        Printing ............................................             5,962
        Other ...............................................             3,428
                                                                        -------
                Total expenses ..............................           214,622
                Fee reductions (note 4) .....................            (5,952)
                                                                        -------
                Net expenses ................................           208,670
                                                                        -------
                        Net investment income ...............           307,612
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
        ON INVESTMENTS:
        Net realized gain on investments ....................             1,776
                                                                        -------
        Unrealized appreciation of investments
                during the period ...........................            14,479
                                                                        -------
                Net realized and unrealized gain on
                        investments .........................            16,255
                                                                        -------
                Net increase in net assets resulting
                        from operations .....................           $323,867
                                                                        ========

                See accompanying notes to financial statements.

                                       7





STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999 and 1998

                                                                                                         1999            1998
                                                                                                      ----------      ----------
OPERATIONS:
        Net investment income ....................................................................    $   307,612     $   418,043
        Net realized gain on investments .........................................................          1,776         177,381
        Unrealized appreciation of investments during the period .................................         14,479         268,368
                                                                                                      -----------     -----------
                Net increase in net assets resulting from operations .............................        323,867         863,792

DISTRIBUTIONS TO SHAREHOLDERS:
        Distributions from net investment income ($0.40 and $0.57 per share, respectively) .......       (307,612)       (418,043)
        Distributions in excess of net investment income ($0.23 and $0.55 per share, respectively)       (181,065)       (403,775)
        Distributions from paid-in capital ($0.97 and $0.22 per share, respectively) .............       (746,452)       (165,268)

CAPITAL SHARE TRANSACTIONS:
        Increase in net assets resulting from reinvestment of distributions
                (42,713 and 31,230 shares, respectively) (note 7) ................................        540,375         496,279
                                                                                                      -----------     -----------
        Total change in net assets ...............................................................       (370,887)        372,985

NET ASSETS:
        Beginning of year ........................................................................     12,512,406      12,139,421
                                                                                                      -----------     -----------
        End of year ..............................................................................    $12,141,519     $12,512,406
                                                                                                      ===========     ===========



                 See accompanying notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

(1) Tuxis Corporation (the "Fund"), a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund, which is non-fundamental and may be changed by the Board of Directors without shareholder approval, is to provide an attractive level of long term total return on an after tax basis, consisting of current income and capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1999, the Fund had an unused capital loss carryforward of approximately $186,800 which expires in 2002. Based on Federal income tax cost of $10,919,290, gross unrealized appreciation and gross unrealized depreciation was $1,364,306 and $247,083, respectively at December 31, 1999.


(3) The Fund retains CEF Advisers, Inc. (formerly, Bull & Bear Advisers, Inc.) as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the Fund's net assets. The fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $5,701 for providing certain administrative and accounting services at cost for the year ended December 31, 1999. At the Annual Meeting of Shareholders of the Fund held on December 21, 1999, shareholders were asked to elect two directors and to ratify the selection of Tait, Weller & Baker as the Fund's independent auditors. Shareholders elected David R. Stack as a director of the Fund with 498,899 shares voted in favor and 18,069 shares voted to withhold authority, and Robert
D. Anderson as a director of the Fund with 498,899 shares voted in favor and 18,069 shares voted to withhold authority. The names of each other director whose term of office continued after the meeting are Russell E. Burke III, Thomas B. Winmill, and Bassett S. Winmill. Shareholders ratified the selection of the independent auditors with 504,542 shares voted in favor, 6,038 shares voted against, and 6,387 shares voted to abstain. Pursuant to Rule 14a-5(e)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), September 18, 2000 is the date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely, as established by the Fund's By-laws, as amended December 8, 1999.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $10,952,275 and $13,540,820, respectively, for the year ended December 31, 1999. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year ended December 31, 1999, the Fund's custodian fees were reduced by $5,952 under such arrangements.



(5) The Fund has a committed bank line of credit. At December 31, 1999, there was no outstanding balance and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 1999, the weighted average interest rate was 6.17% based on the balances outstanding during the year and the weighted average amount outstanding was $172,472.

(6) The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income on the Statement of Operations for the year ended December 31, 1999. The loans are collaterized at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially.

(7) The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

(8) The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                              FINANCIAL HIGHLIGHTS


                                                                           YEARS ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                   1999         1998         1997         1996         1995
                                                                 --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period .......................   $ 16.54  $     16.74  $     16.41     $  17.04    $   15.25
                                                                 -------       -------     -------     --------    ---------
Income from investment operations:
        Net investment income ................................       .40          .57          .58          .69          .70
        Net realized and unrealized gain (loss) on investments      (.15)         .57          .59         (.62)        1.78
                                                                 -------       -------     -------     --------    ---------
                Total from investment operations .............      (.25)        1.14         1.17          .07         2.48
                                                                 -------       -------     -------     --------    ---------
Less distributions:
        Distributions from net investment income .............      (.40)         (.57)       (.58)        (.70)        (.69)
        Distributions in excess of net realized gains ........      (.23)         (.55)       (.26)          --           --
        Distributions from paid in capital ...................      (.97)         (.22)         --           --           --
                                                                 -------       -------     -------     --------    ---------
                Total distributions ..........................     (1.60)        (1.34)       (.84)        (.70)        (.69)
                                                                 --------      -------     -------     --------     --------
Net asset value at end of period .............................   $ 15.19       $ 16.54     $ 16.74     $  16.41     $  17.04
                                                                 ========      =======     =======     ========     ========
Per share market value at end of period ......................   $ 11.50       $ 16.38     $ 14.88     $  14.38
                                                                 ========      =======     =======      =======
TOTAL RETURN ON NET ASSET VALUE BASIS ........................      4.01%         7.40%       8.17%         .61%       16.58%
                                                                 ========      =======     =======      =======      =======
TOTAL RETURN ON MARKET VALUE BASIS (a) .......................    (20.46)%       19.66%      (9.73)      (11.87)%
                                                                 ========      =======     =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ..................   $12,142       $12,512     $12,139      $11,491      $16,220
                                                                 ========      =======     =======      =======      =======
Ratio of expenses to average net assets (b)(c) ...............      1.82%         1.89%       1.70%        1.68%        1.78%
                                                                 ========      =======     =======      =======      =======
Ratio of net investment income to average net assets .........      2.61%         3.40%       3.53%        4.14%        4.31%
                                                                 ========      =======     =======      =======      =======
Portfolio turnover rate ......................................       .98%          .26%        .43%         .78%         172%
                                                                 ========      =======     =======      =======      =======

  * Per share net investment income and net realized and unrealized gain
    (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

(a) Effective November 8, 1996, the Fund converted from on open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market prices for the five days preceding the payment date.

(b) Ratio prior to reimbursement by the Investment Manager was 1.94% and 1.95% for the years ended December 31, 1996 and 1995, respectively.

(c) Ratio after the reduction of custodian fees under a custodian agreement was 1.77%, 1.85%, 1.68% and 1.62% for the years ended December 31, 1999, 1998,
    1997 and 1995, respectively. There were no custodian fee credits for 1996.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
        Tuxis Corporation:

     We have audited the accompanying statement of assets and liabilities of Tuxis Corporation, including the schedule of portfolio investments as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tuxis Corporation as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                   TAIT, WELLER & BAKER
                                                   Certified Public Accountants

Philadelphia, Pennsylvania
January 14, 2000

TUXIS                                      TUXIS
CORPORATION                                CORPORATION
-----------                                -----------
11 HANOVER SQUARE                          AMERICAN STOCK
NEW YORK, NY 10005                         EXCHANGE SYMBOL:

1-888-847-4200                             TUX
                                           ---------------------
INDEPENDENT ACCOUNTANTS                    ANNUAL REPORT
TAIT, WELLER & BAKER                       DECEMBER 31, 1999





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